Results from Alvimopan Phase 3
Clinical Study 14CL313

September 23, 2003

Forward-Looking Statements

This oral presentation and the questions and answers that follow contain forward-
looking statements including but not limited to the following:

Our forward-looking statements are subject to risks and uncertainties, known and unknown, that could cause actual results and developments to differ materially from those expressed or implied in such statements.  Further information about these and other relevant risks and uncertainties may be found in Adolor’s filings with the SEC, available in its EDGAR database at http://
www.sec.gov and from Adolor.  Given the uncertainties affecting pharmaceutical companies in the development stage, you are cautioned not to place undue reliance on any such forward-looking statements, any of which may turn out to be wrong due to inaccurate assumptions, unknown risks, uncertainties or other factors.  Adolor undertakes no obligation to publicly update or revise the statements made herein or the risk factors that may relate thereto.

Our ability to submit our alvimopan clinical studies 302 and 313 in an NDA

Our target dates for completing accrual and announcing results in our clinical study 308

Our ability to achieve positive confirming results in our study 308

Our target dates for announcing results in study 306

Our ability to achieve supportive results in study 306

Our anticipated results of clinical trials

Our NDA submission target date for alvimopan of late in the first half of 2004

Our product development efforts

Anticipated trial results and regulatory filing dates for our product candidates

Analysis and interpretation of data by regulatory authorities

Anticipated efforts of our collaborators

Our estimates of market opportunity and commercial plans for alvimopan

Alvimopan demonstrated a statistically significant
difference in the primary endpoint, Time to Recovery
of GI Function, in both treatment groups

A difference of 13 and 20 hours for alvimopan 6 and
12 mg, respectively, was seen in the Time to Hospital
Discharge Order Written

Alvimopan was generally well tolerated

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

Overview

Double-blind, placebo-controlled, randomized,
multi-center

510 patients enrolled across 3 treatment groups
(alvimopan 6 or 12 mg, or placebo)

Patients were to receive their first dose at least two
hours prior to surgery, and then twice a day until
Hospital Discharge or up to 7 days post-surgery

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

Inclusion Criteria

Male or Female 18 years or older

Small or Large Bowel Resection or Radical Abdominal
Hysterectomy

Subject is scheduled for postoperative pain management
with intravenous Patient Controlled Analgesia with
opioids

Nasogastric tube to be removed at the end of surgery or
by Postoperative Day 1 morning

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

Secondary Efficacy Endpoints

Proportion of Responders

Time to be Ready for Discharge based solely on Recovery of
Gastrointestinal Function

Time to First Flatus

Time to First Bowel Movement

Time to First Solid Food

Time to Hospital Discharge Order Written

Time to Tolerating Solid Food and First Bowel Movement

Primary Efficacy Endpoint

Time to recovery of gastrointestinal (G.I.) function (composite endpoint is upper AND lower G.I. recovery)

Time to upper G.I. Recovery:  tolerating solid foods

Time to lower G.I. Recovery:  flatus or bowel movement

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

Subjects Enrolled

(N = 510)

Modified Intent-to-Treat

(N = 469)

Placebo

(N = 149)

Alvimopan 6 mg

(N = 155)

Alvimopan 12 mg

(N = 165)

Completed - 115

D/C = 34

AE = 26

Other = 8

Completed - 129

D/C = 26

AE = 18

Other = 8

Completed - 141

D/C = 24

AE = 14

Other = 10

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

50.1%

53.3%

43.9%

53.0%

Female  (%)

87.9%

60.9

Placebo

(N=149)

86.5%

59.3

6 mg

(N=155)

87.9%

61.3

12 mg

(N=165)

87.4%

Caucasian (%)

60.5

Mean Age

Overall

(N=469)

Overall Demographics

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

adolor
CORPORATION
Proportion of Subjects Achieving Endpoint
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
24
48
72
96
120
144
168
192
216
240
264
Time to Recovery of GI Function (hours)
Treatment Code
placebo
alvimopan 6 mg

September 23, 2003

9

6 mg vs. placebo:  hazard ratio = 1.28, P<0.05

(Cox Proportional Hazard Model)

6 mg

Placebo

Mean difference = 14.6 hours

(Kaplan Meier Estimates)

Time to Recovery of GI Function

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

Proportion of Subjects Achieving Endpoint
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
24
48
72
96
120
144
168
192
216
240
264
Time to Recovery of GI Function (hours)
Treatment Code
placebo
alvimopan 12 mg

September 23, 2003

10

12 mg vs. placebo:  hazard ratio = 1.54, P<0.01

(Cox Proportional Hazard Model)

Placebo

12 mg

Mean difference = 22.0 hours

(Kaplan Meier Estimates)

Time to Recovery of GI Function

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

Time to Hospital Discharge Order Written

6 mg dose vs. placebo

Hazard ratio = 1.25

Approximately 13 hours earlier average time to hospital
discharge order written

12 mg dose vs. placebo

Hazard ratio = 1.42*

Approximately 20 hours earlier average time to hospital
discharge order written

            *Statistically significant

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

30
25
20
15
10
5
0
1
2
3
4
5
6
7
8
9
10
11+
Postoperative Day
Placebo
6 mg

September 23, 2003

12

Hospital Discharge Order Written by Postoperative Day

% of Subjects

3.7

Est. Avg.

Days

4.2

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

Additional Analysis:

30
25
20
15
10
5
0
1
2
3
4
5
6
7
8
9
10
11+
Postoperative Day
Placebo
12 mg

September 23, 2003

13

% of Subjects

3.3

Est. Avg.

Days

4.2

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

Hospital Discharge Order Written by Postoperative Day

Additional Analysis:

Time to Tolerating Solid Food and Time to First Bowel
Movement

    (“Solids In, Solids Out”)

6 mg dose vs. placebo

Hazard ratio = 1.39*

Approximately 20 hours earlier average time to “Solids In, Solids Out”

12 mg dose vs. placebo

Hazard ratio = 1.67*

Approximately 28 hours earlier average time to “Solids In, Solids Out”

            *Statistically significant

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

75
70
65
60
55
50
Placebo
6 mg
12 mg

September 23, 2003

15

Proportion of Responders

Responders (%)

Responders are defined as subjects who achieved GI recovery in <108 hours

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

Alvimopan was generally well tolerated

Most frequent adverse events were :

                                                                                                                                             Placebo             6 mg             12 mg

                                                       (N = 165)         (N = 169)        (N = 176)

Nausea                                                64.2%              60.9%           54.5%

Vomiting                                              25.5%              24.3%           19.9%

Hypotension                                        13.9%               13.6%           13.6%

Safety Population

Discontinuations for adverse events:

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

MITT                                  15.8%             10.6%             7.9%

Other                                    1.2%                0.6%             0.6%

Total                                      17%              11.2%             8.5%

< 0.01

0.11

< 0.05

< 0.01

P-value

1.54

1.23

1.28

1.44

Hazard ratio

14CL313

14CL302

14CL313

14CL302

Study

Alvimopan 12 mg

Alvimopan 6 mg

Time to Recovery of GI Function

Alvimopan for the Management of

Postoperative Ileus

Compared with Placebo

15.0%

32.0%

67.3%

14CL302

(N=153)

13.9%

25.5%

64.2%

14CL313

(N=165)

13.6%

11.6%

13.6%

12.0%

Hypotension

19.9%

15.1%

24.3%

25.3%

Vomiting

54.5%

56.8%

60.9%

64.0%

Nausea

14CL313

(N=176)

14CL302

(N=146)

14CL313

(N=169)

14CL302

(N=150)

Study

Top 3 AE’s

12 mg

6 mg

Placebo

Alvimopan for the Management of

Postoperative Ileus

Alvimopan demonstrated a statistically significant
difference in the primary endpoint in both treatment groups

A difference of 15 and 22 hours for alvimopan 6 and 12
mg, respectively, was seen in the Time to recovery of GI
Function

A difference of 13 and 20 hours for alvimopan 6 and 12
mg, respectively, was seen in the Time to Hospital
Discharge Order Written

A difference of 20 and 28 hours for alvimopan 6 and 12
mg, respectively, was seen in the Time to “Solids In, Solids
Out”

Alvimopan was generally well tolerated

Alvimopan for the Management of

Postoperative Ileus  -- Study 14CL313

Summary

Results announced today

Announce Results 1Q 2004

Announce Results 4Q 2003

Results announced in April 2003

Target

510

660*

519

451

N

302

306

308

313

Study

* denotes target number

NDA submission will depend on achieving confirmatory clinical trial results; and timing of any submission is dependent on timing of accrual completion and other factors.

NDA Submission Target late first half 2004

Alvimopan for the Management of

Postoperative Ileus